SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 5, 2004

                              REPLIGEN CORPORATION

              (Exact name of registration as specified in charter)

           Delaware                   0-14656                  04-2729386
       (State or other              (Commission              (IRS Employer
       jurisdiction of              File Number)          Identification No.)
        incorporation)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA                  02453
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (781) 250-0111

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         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

      On January 5, 2004, Repligen Corporation announced that its phase 3 study of secretin for autism failed to meet the study's dual primary endpoints and that development of secretin for schizophrenia would continue. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statement and Exhibits.

(c)   Exhibit No.                     Exhibit
      -----------                     -------

      99.1             Press Release, dated January 5, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REPLIGEN CORPORATION


Dated: January 5, 2004              By: /s/ Walter C. Herlihy
                                        ---------------------------------
                                        Walter C. Herlihy
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

        Exhibit No.                           Exhibit
        -----------                           -------

           99.1                 Press Release, dated January 5, 2004